                                                                      Exhibit 99


                           Franklin Auto Trust 2001-2
                           --------------------------

                         $300,000,000 Asset-Backed Notes

                        Franklin Receivables LLC, Seller

                     Franklin Capital Corporation, Servicer

                 $55,000,000 Class A-1 ____% Asset-Backed Notes

                 $74,500,000 Class A-2 ____% Asset-Backed Notes

                 $91,000,000 Class A-3 ____% Asset-Backed Notes

                 $79,500,000 Class A-4 ____% Asset-Backed Notes




                                   Term Sheet




         The information herein is preliminary, and will be superseded by the applicable prospectus and prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus or prospectus supplement and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 723-6171.

                          SUMMARY OF TERMS OF THE NOTES

         The following summary is a short description of the main terms of the offering of the notes. For that reason, this summary does not contain all of the information that may be important to you. The information contained in this term sheet is preliminary, limited in nature and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. To fully understand the terms of the offering of the notes, you need to read both the prospectus supplement and the prospectus, each in its entirety.

Issuer

     Franklin Auto Trust 2001-2, a Delaware business trust (whose 100% beneficial ownership interest is held by Franklin Receivables LLC), will use the proceeds from the issuance and sale of the notes to purchase from Franklin Receivables LLC a pool of prime, non-prime and sub-prime motor vehicle retail installment sale contracts which constitute the receivables. Franklin Capital Corporation originated and will service all the receivables. The trust will rely upon collections on the receivables and the funds on deposit in certain accounts to make payments on the notes.

Offered Securities

     The trust is offering the following notes:

                             $ 55,000,000 Class A-1
                             $ 74,500,000 Class A-2
                             $ 91,000,000 Class A-3
                             $ 79,500,000 Class A-4
    The trust is also issuing certificates which will be retained by Franklin Receivables LLC. The certificates will have zero principal balance and will receive all excess cashflow from the trust.

Cutoff Date

     The cutoff date will be December 1, 2001.

Statistical Calculation Date

     The statistical calculation date will be the close of business on October 31, 2001.

Closing Date

     The trust expects to issue the notes on December __, 2001.

Servicer

     Franklin Capital Corporation, a wholly owned subsidiary of Franklin Resources, Inc.

Insurer

     MBIA Insurance Corporation, a New York stock insurance company. MBIA Insurance Corporation will guarantee the full and timely payment of interest and principal on the notes.

Indenture Trustee

     The Bank of New York, a New York State banking corporation.

Owner Trustee

     Bankers Trust (Delaware) a Delaware banking corporation.

Interest and Principal Distribution Dates

     On the 20th day of each month (or if the 20th day is not a business day, the next business day), the trust will pay interest and principal on the notes.

First Scheduled Distribution Date

     The first scheduled distribution date will be January 22, 2002.

Record Date

     On each distribution date, the trust will pay interest and principal to the holders of record of the notes for that distribution date. The record date for the notes will be the day immediately preceding each distribution date.

Interest Rates

     The trust will pay interest on each class of notes at fixed annual rates.


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

Interest Accrual

     1. For the Class A-1 Notes - "Actual/360," accrued from and including the previous distribution date to but excluding the current distribution date.

     2. For all other classes of notes - "30/360," accrued from the 20th day of the previous month to but excluding the 20th day of the current month.

     This means that, if there are no outstanding shortfalls in the payment of interest, the interest due on each distribution date for each class of notes will be the product of:

     1.  the related outstanding principal balance;

     2.  the related interest rate; and

     3. for all classes of notes except for the Class A-1 Notes, one-twelfth (or in the case of the first distribution date, __ divided by 360), and for the Class A-1 Notes, the actual number of days in the interest accrual period (or in the case of the first distribution date, __ days) divided by 360.

Sequential Principal Payments

     The trust will generally pay principal sequentially, first to the Class A-1 Notes until that class is paid in full, then to the Class A-2 Notes until that class is paid in full, then to the Class A-3 Notes until that class is paid in full and then to the Class A-4 Notes until that class is paid in full.

Optional Redemption

     The servicer has the option to purchase all of the receivables on any distribution date on which the aggregate principal balance of the receivables is 10% or less of the aggregate principal balance of the receivables at the time they were sold to the trust (provided, however, that the servicer will require the consent of MBIA Insurance Corporation, if such purchase would result in a claim on the note policy or would result in any amount owing to MBIA Insurance Corporation remaining unpaid) at a price equal to the outstanding principal balance of the notes plus accrued and unpaid interest thereon. The trust will apply such payment to the redemption of the notes in full.

Mandatory Redemption

     If an event of default under the indenture exists, the notes may be accelerated and subject to immediate payment at a price equal to the outstanding principal balance of the notes plus accrued and unpaid interest thereon. If an event of default under the insurance and reimbursement agreement exists, the notes will automatically be accelerated and subject to immediate payment at a price equal to the outstanding principal balance of the notes plus accrued and unpaid interest thereon. MBIA Insurance Corporation will not guarantee payment of any amounts that become due on an accelerated basis.

The Note Policy

     Pursuant to a financial guaranty insurance policy, MBIA Insurance Corporation will unconditionally and irrevocably guarantee the full and timely payment of interest and principal on the notes on each distribution date.

Final Scheduled Distribution Dates

     The trust is required to pay the outstanding principal amount of each class of notes, to the extent not previously paid, in full on the final scheduled distribution dates specified below:

                       Class A-1 Notes: December 20, 2002
                       Class A-2 Notes: August 20, 2004
                       Class A-3 Notes: February 20, 2006
                       Class A-4 Notes: July 20, 2009

Ratings

     It is a condition to the issuance of the Class A-1 Notes that they are rated "A-1+" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and "P-1" by Moody's Investors Service, Inc. It is a condition to the issuance of all other classes of notes that they are rated "AAA" by Standard & Poor's and "Aaa" by Moody's Investors Service, Inc.

     A rating is not a recommendation to purchase, hold or sell the notes, in as much as such rating does not comment as to market price or suitability for a particular investor. The ratings of the notes address the likelihood of the payment of principal and interest on the notes pursuant to their terms. A rating agency may lower or withdraw its rating in the future, at its discretion.


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

Minimum Denominations

     $1,000 and integral multiples thereof.

Registration, Clearance and Settlement

     The trust will issue the notes in book-entry form only. If you acquire a beneficial interest in the notes, you will hold your interest through The Depository Trust Company in the United States or Clearstream Banking, societe anonyme or the Euroclear System in Europe.

Tax Status

Opinions of Counsel

     Morrison & Foerster LLP is of the opinion that for federal income tax purposes:

     o    the proper tax treatment of the notes is as indebtedness; and

     o the trust will not be classified as an association (or a publicly traded partnership) taxable as a corporation.

Investor Representations

     If you purchase the notes, you agree by your purchase that you will treat the notes as indebtedness.

ERISA Considerations

     The notes are generally eligible for purchase by employee benefit plans.

Legal Investment

     The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

Investor Information -- Mailing Address, Telephone Number and Facsimile Number

     The mailing address of Franklin Receivables LLC and Franklin Capital Corporation is 47 West 200 South, Suite 500, Salt Lake City, Utah 84101. The telephone number and facsimile number of Franklin Receivables LLC is (801) 238-6700 and (800) 881-8892, respectively, and the telephone number and facsimile number of Franklin Capital Corporation is (801) 238-6700 and (800) 881-8892, respectively.


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

                               STRUCTURAL SUMMARY

     This summary briefly describes certain major structural components of the trust. To fully understand the terms of the trust, you will need to read both the prospectus supplement and the prospectus, each in its entirety.

Transfer of Receivables and Flow of Funds

     Franklin Receivables LLC, the seller, will purchase certain prime, non-prime and sub-prime motor vehicle retail installment sale contracts originated indirectly by Franklin Capital Corporation, which constitute the receivables. Franklin Receivables LLC will sell the receivables with an aggregate principal balance of $286,413,826.67 as of the statistical calculation date to Franklin Auto Trust 2001-2 on the closing date. The trust will issue notes for purchase by investors to pay for the receivables. The following chart represents the flow of funds invested by investors:


                   ------------------------------------------
                          Franklin Capital Corporation

                   ------------------------------------------
                                 |                 /|\
                   Receivables   |                  |  $
                                \|/                 |                   |
                   ------------------------------------------
                            Franklin Receivables LLC
                                    (Seller)
                   ------------------------------------------
                                 |                  /|\
                                 |                   | $ and
                                 |                   |  Certificates
                   Receivables   |                   |
                                \|/                  |
                   ------------------------------------------
                               Franklin Auto Trust
                                     2001-2
                                    (Issuer)
                   ------------------------------------------
                                 |                  /|\
                                 |                   |
                         Notes   |                   |  $
                                \|/                  |
                   ------------------------------------------
                                    Investors
                   ------------------------------------------


Property of the Trust

     The property of the trust will include the following:

     o   the receivables and collections on the receivables;

     o   security interests in the vehicles financed by the receivables;

     o   bank accounts;

     o rights to proceeds under insurance policies that cover the obligors under the receivables or the vehicles financed by the receivables;

     o remedies for breaches of representations and warranties made by the dealers that originated the receivables;

     o   receivables files;

     o   all proceeds of the foregoing; and

     o other rights under documents relating to the receivables and the sale of the receivables.

Composition of the Receivables

     The composition of the receivables as of statistical calculation date is as follows:

o Aggregate Outstanding
   Principal Balance               $286,413,826.67

o Credit Quality as a
   Percentage of
   Aggregate Outstanding
   Principal Balance

    o prime                                43.75%

    o non-prime                            53.93%

    o sub-prime                             2.32%

o Number of Receivables                    17,209

o Average Outstanding
   Principal Balance                   $16,643.26

o Average Original Amount
   Financed                            $17,694.28

o Weighted Average APR                     12.78%

o Weighted Average
  Original Term                       67.7 months

o Weighted Average
  Remaining Term                      62.5 months




This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

Servicer of the Receivables

     Franklin Capital Corporation will be the servicer of the receivables. On each distribution date, the trust will pay the servicer a servicing fee for servicing the receivables.

Priority of Distributions

     From collections on the receivables during the prior calendar month and surety draws (in the event of any shortfalls), the trust will pay the following amounts on each distribution date in the following order of priority:

     (1) to the servicer, the servicing fee and any overdue servicing fees payable to the servicer;

     (2)  to the insurer, any accrued and unpaid fees of the insurer;

     (3) to the holders of the notes, interest payments allocated to each class of notes;

     (4) to the holders of the notes, principal payments allocated to each class of notes sequentially, commencing with the Class A-1 Notes;

     (5)  to the insurer, any interest due on outstanding surety draws;

     (6) to the insurer, to the extent of available funds, the amount, if any, to reimburse the insurer for certain payments paid under the note policy and for certain defense costs and expenses;

     (7) to the insurance spread account, to the extent the amount therein is less than the required amount;

     (8) to the indenture trustee, to the extent of available funds, any outstanding trustee's fees, expenses and indemnification payable to the indenture trustee, not previously paid to it by the servicer;

     (9) to the servicer, the additional servicing fee and any overdue additional servicing fees, if any, payable to the servicer; and

     (10) to the holders of the certificates, any remaining funds.

--------------------------------------------------------------------------------
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

                                 THE RECEIVABLES

     The receivables will consist of prime, non-prime and sub-prime motor vehicle retail installment sale contracts (the "Receivables"). The Receivables were selected from Franklin Capital Corporation's ("Franklin Capital") portfolio of motor vehicle retail installment contracts based on several criteria, including the following: (a) each Receivable was originated indirectly by Franklin Capital through the purchase thereof from dealers; (b) each Receivable provides for calculation of interest in accordance with the simple interest method; (c) each Receivable has a weighted average annual percentage rate ("APR") equal to or greater than 6.49% (except with respect to 13 of the Receivables whose APR is less than 6.49%. For purposes of this securitization, Franklin Receivables LLC (the "Seller") has discounted these Receivables and accordingly has lowered the principal balance on these Receivables); (d) each Receivable has an original term to maturity of not more than 84 months; (e) as of the close of business on October 31, 2001 (the "Statistical Calculation Date"), the most recent scheduled payment of each Receivable was made by or on behalf of the Obligor or was not contractually delinquent more than 30 days; (f) no Financed Vehicle has been repossessed without reinstatement as of the Statistical Calculation Date ; and (g) as of the Statistical Calculation Date, no obligor on any Receivable was the subject of a bankruptcy proceeding commenced following the execution of the related contract. For purposes of clause (e), a Receivable is considered 30 days delinquent if 30 days have elapsed since the date on which a scheduled payment had been due but not paid.

     The statistical information presented in this term sheet, including the summary statistical information set forth below, is based on the Receivables as of the close of business on the Statistical Calculation Date. Prior to December __, 2001 (the "Closing Date"), certain Receivables may be removed and additional Receivables substituted therefor. Regularly scheduled payments and prepayments of the Receivables (which are prepayable at any time) between the Statistical Calculation Date and the Cutoff Date will affect the balances and percentages set forth below.

     While the statistical distribution of the final characteristics of all Receivables transferred to the Trust on the Closing Date will vary from the statistical information presented in this prospectus supplement, the Seller does not believe that the characteristics of the Receivables on the Closing Date will vary materially.

     The distribution by credit quality, the distribution by new and used financed vehicles, the geographic distribution, the distribution by outstanding principal balance, the distribution by APR, the distribution by original term and the distribution by remaining term, in each case of the Receivables as of the Statistical Calculation Date, are set forth below.

    Credit Quality of the Receivables as of the Statistical Calculation Date

                                                              Weighted     Weighted
                         Aggregate                             Average     Average     Average      Average
                        Outstanding                Weighted   Original    Remaining  Outstanding    Original
Class of                 Principal     Number of   Average      Term        Term      Principal      Amount
Receivables(1)            Balance     Receivables    APR     (in months) (in months)   Balance      Financed
--------------        --------------- ----------- ---------  ----------- ----------- -----------  -----------
Prime                $125,306,189.13     7,176       9.82%     68.4         64.2     $17,461.84    $18,489.42
Non-Prime             154,450,885.74     9,485      14.87%     67.4         61.6      16,283.70     17,342.18
Sub-Prime               6,656,751.80       548      19.73%     61.7         53.4      12,147.36     13,376.43
                        ------------       ---      -----      ----         ----      ---------     ---------
Total                $286,413,826.67    17,209      12.78%     67.7         62.5     $16,643.26    $17,694.28
                     ===============    ======      =====      ====         ====     ==========    ==========

----------
     (1) The Receivables have been allocated to the prime, non-prime and sub-prime categories based on Franklin Capital's underwriting criteria. There can be no assurance that greater percentages would not be classified as non-prime or sub-prime under criteria used by other auto lenders.


--------------------------------------------------------------------------------
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

            Distribution by New and Used Financed Vehicles as of the
                          Statistical Calculation Date

                                                                                           Percentage of
                                                                      Aggregate              Aggregate
                                                                     Outstanding            Outstanding
                                                  Number of           Principal              Principal
                                                 Receivables           Balance              Balance(1)
                                                 -----------           -------              ----------
New                                                 5,743          $115,458,406.59            40.31%

Used                                               11,466           170,955,420.08            59.69%
                                                   ------           --------------            -----

          Total                                    17,209          $286,413,826.67           100.00%
                                                   ======          ===============           ======

----------

(1)      Percentages may not add to 100.00% because of rounding.


              Geographic Distribution of the Receivables as of the
                          Statistical Calculation Date

                                                                  Percentage of
                                             Aggregate              Aggregate
                                            Outstanding            Outstanding
                         Number of           Principal              Principal
State(1)                Receivables           Balance               Balance(3)
--------                -----------      ---------------            ----------

California                6,297          $100,550,811.29               35.11%

Nevada                    5,353            89,600,542.75               31.28%

Arizona                   3,234            59,754,030.78               20.86%

Oregon                      765            11,983,932.59                4.18%

New Mexico                  594             9,219,039.59                3.22%

Washington                  297             4,522,353.68                1.58%

Utah                        217             3,394,445.08                1.19%

Other(2)                    452             7,388,670.91                2.58%
                            ---             ------------              ------
          Total          17,209          $286,413,826.67              100.00%
                         ======          ===============              ======
----------
(1) Based on billing addresses of the Obligors as of the Statistical Calculation Date.

(2) Includes states with concentrations less than 1.00% by outstanding principal balance.

(3)  Percentages may not add to 100.00% because of rounding.










--------------------------------------------------------------------------------
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

        Distribution by Outstanding Principal Balance of the Receivables
                     as of the Statistical Calculation Date

                                                                                   Percentage of
                                                              Aggregate              Aggregate
                                                             Outstanding            Outstanding
Range of Outstanding                     Number of            Principal              Principal
Principal Balance                       Receivables             Balance              Balance(1)
-----------------                       -----------          ------------          --------------
 $       0.00 to     $4,999.99               288           $    1,062,033.81             0.37%

 $   5,000.00 to     $9,999.99             2,173               17,579,847.20             6.14%

 $  10,000.00 to    $14,999.99             5,215               65,971,243.62            23.03%

 $  15,000.00 to    $19,999.99             4,851               84,082,323.14            29.36%

 $  20,000.00 to    $24,999.99             2,831               63,090,744.17            22.03%

 $  25,000.00 to    $29,999.99             1,240               33,538,826.49            11.71%

   $30,000.00 and greater                    611               21,088,808.24             7.36%
                                             ---               -------------             ----
          Total                           17,209             $286,413,826.67           100.00%
                                          ======             ===============           ======

----------
(1)  Percentages may not add to 100.00% because of rounding.

       Distribution by Annual Percentage Rate of the Receivables as of the
                          Statistical Calculation Date

                                                                                Percentage of
                                                           Aggregate              Aggregate
                                                          Outstanding            Outstanding
Range of Annual                        Number of           Principal              Principal
Percentage Rate                       Receivables            Balance              Balance(1)
---------------                       -----------         -----------           --------------
   6.49%  to    6.99%                     348          $  5,867,790.05              2.05%

   7.00%  to    7.99%                   1,177            19,960,324.54              6.97%

   8.00%  to    8.99%                   1,425            26,188,266.10              9.14%

   9.00%  to    9.99%                   1,762            32,914,393.60             11.49%

10.00%    to   10.99%                   1,579            29,494,055.03             10.30%

11.00%    to   11.99%                   1,313            24,092,009.24              8.41%

12.00%    to   12.99%                   1,562            27,517,715.19              9.61%

13.00%    to   13.99%                   1,448            24,968,713.13              8.72%

14.00%    to   14.99%                   1,282            20,921,938.83              7.30%

15.00%    to   15.99%                   1,210            19,326,171.33              6.75%

16.00%    to   16.99%                   1,064            16,438,380.94              5.74%

17.00%    to   17.99%                     733            10,563,734.07              3.69%

18.00%    to   18.99%                     785            10,528,606.95              3.68%

19.00%    to   19.99%                     510             6,663,551.68              2.33%

20.00% and greater                      1,011            10,968,175.99              3.83%
                                        -----            -------------              ----
          Total                        17,209          $286,413,826.67            100.00%
                                       ======          ===============            ======

----------
(1)  Percentages may not add to 100.00% because of rounding.

--------------------------------------------------------------------------------
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

           Distribution by Original Term of the Receivables as of the
                          Statistical Calculation Date

                                                                               Percentage of
                                                             Aggregate           Aggregate
                                                            Outstanding         Outstanding
                                         Number of           Principal           Principal
Range of Original Term                  Receivables            Balance           Balance(1)
----------------------                  -----------       ----------------       ----------
12 Months and under                          5           $     23,715.53            0.01%
13 to 24 Months                             67                394,613.66            0.14%
25 to 36 Months                            386              2,715,532.92            0.95%
37 to 48 Months                            889              8,373,129.92            2.92%
49 to 60 Months                          6,180             84,105,867.97           29.37%
61 to 72 Months                          9,124            175,799,523.68           61.38%
73 to 84 Months                            558             15,001,442.99            5.24%
                                           ---             -------------
          Total                         17,209           $286,413,826.67          100.00%
                                        ======           ===============          ======

----------
(1)  Percentages may not add to 100.00% because of rounding.


           Distribution by Remaining Term of the Receivables as of the
                          Statistical Calculation Date

                                                                                  Percentage of
                                                               Aggregate            Aggregate
                                                             Outstanding          Outstanding
                                          Number of            Principal            Principal
Range of Remaining Term                  Receivables            Balance             Balance(1)
-----------------------                  -----------         -----------          --------------
12 Months and under                          17         $     55,281.39                0.02%

13 to 24 Months                             131         $    681,895.11                0.24%

25 to 36 Months                             522            3,912,810.66                1.37%

37 to 48 Months                           1,588           16,924,514.84                5.91%

49 to 60 Months                           6,415           92,196,079.61               32.19%

61 to 72 Months                           8,051          159,237,792.16               55.60%

73 to 84 Months                             485           13,405,452.90                4.68%
                                          -----           -------------                ----

          Total                          17,209         $286,413,826.67              100.00%
                                         ======         ===============              ======

----------
(1)  Percentages may not add to 100.00% because of rounding.









--------------------------------------------------------------------------------
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

Delinquency and Loss Experience

     Franklin Capital began operations in November 1993. The table below sets forth the delinquency and loss experience of Franklin Capital (including the delinquency and loss experience of Franklin Capital with respect to the receivables securitized by Franklin Capital through Franklin Auto Trust 1998-1, Franklin Auto Trust 1999-1, Franklin Auto Trust 2000-1 and Franklin Auto Trust 2001-1, all of which have been serviced since origination by Franklin Capital) as of the end of each of the periods indicated. The information set forth in the following table may be affected by the size, growth and decline, and seasoning of the portfolio. Accordingly, no assurances can be given that the delinquency and loss experience presented in the tables below will be indicative of such experience on the Receivables.

                          Franklin Capital Corporation
                             Managed Auto Portfolio
                   Historical Delinquency and Loss Experience

                                                                          As of September 30
                                     -----------------------------------------------------------------------------------------------
Delinquency
experience                                  1997               1998               1999                2000               2001
----------                             --------------     --------------     --------------      --------------     --------------
Portfolio Outstanding at end of
   period(1)                           $  154,271,605     $  174,051,033     $  245,912,696      $  363,186,776     $  507,479,737
Delinquencies at end of period(2)
30-59 days                             $    1,929,654     $    1,162,589     $    1,858,105      $    3,021,294     $    4,824,137
60-89 days                                    729,097            471,116            613,692           1,225,530          1,389,912
90 days or more                             1,326,175            591,084            589,888             924,927          1,555,133
                                       --------------     --------------     --------------      --------------     --------------
Total delinquencies                    $    3,984,926     $    2,224,789     $    3,061,685      $    5,171,751     $    7,769,182
                                       --------------     --------------     --------------      --------------     --------------
Total delinquencies as a
   percentage of portfolio
   outstanding at end of period                  2.58%              1.28%              1.25%               1.42%              1.53%
                                       ==============     ==============     ==============      ==============     ==============

                                                                During fiscal years ended September 30
                                     -----------------------------------------------------------------------------------------------
Credit/Loss
experience                                 1997               1998                1999               2000               2001
----------                            --------------     -----------        --------------      --------------     --------------

Average portfolio outstanding
   during period (1)(3)               $  162,745,276     $  159,336,467     $  203,783,780      $  308,038,920     $  419,608,755
Average number of loans
   outstanding during period                  14,780             15,282             18,256              23,712             30,939
Number of repossessions during
   period                                        760                498                504                 648                698
Repossessions as a percentage of
   average number of loans
   outstanding during period                     5.1%               3.3%               2.8%                2.7%               2.3%
Gross charge-offs(4)                  $    6,580,261     $    3,065,263     $    3,762,725      $    5,716,206     $    7,554,203
Recoveries(5)                              1,854,461            990,349          1,032,369           1,358,086          1,383,159
                                      --------------     --------------     --------------      --------------     --------------
Net losses                            $    4,725,800     $    2,074,914     $    2,730,356      $    4,358,120     $    6,171,044
                                      --------------     --------------     --------------      --------------     --------------
Net losses as a percentage of
   average portfolio outstanding
   during the period                             2.90%             1.30%              1.34%               1.41%              1.47%
                                      ===============    ==============     ==============      ==============     ==============

Notes

(1) For simple interest contracts, Portfolio Outstanding represents the outstanding principal balance plus the insurance receivable (if any). Portfolio Outstandings are reduced by any rejected or unapplied payments, but such amounts are not subtracted from the balances of delinquent contracts. Portfolio Outstanding also includes unearned dealer reserve.

(2) The period of delinquency is based on the number of days scheduled payments are contractually past due. Includes receivables on hand that have not been charged-off.

(3)  Average calculated on a daily basis, except as noted.

(4) Gross charge-offs represents the outstanding balance (calculated as per 1 above) of contracts charged-off in the period less proceeds from the disposition of the collateral, net of any repossession expenses.

(5) Recoveries represents amounts received on previously charged-off contracts net of recovery expenses. Article II.


--------------------------------------------------------------------------------
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

                      WEIGHTED AVERAGE LIFE CONSIDERATIONS

     The rate of payment of principal of each Class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables. As a result, final payment of any Class of Notes could occur significantly earlier than the Final Scheduled Distribution Date for such Class of Notes. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the Noteholders.

     Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this prospectus supplement, the absolute prepayment model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

     The table captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of the following assumptions: (a) the Trust includes 5 pools of Receivables with the characteristics set forth in the following table; (b) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases; (c) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days; (d) the initial principal amount of each Class of Notes is as set forth on the cover page hereof; (e) interest accrues during each Interest Period at the applicable Interest Rate; (f) payments on the Notes are made on the twentieth day of each month whether or not a Business Day; (g) the Notes are purchased on the Closing Date; (h) the scheduled monthly payment for each Receivable has been calculated on the basis of the assumed characteristics in the following table such that each Receivable will amortize in amounts sufficient to repay the principal balance of such Receivable by its indicated remaining term to maturity; (i) the first due date for each Receivable is in the month after the Cutoff Date; (j) the Cutoff Date is December 1, 2001; and (k) the Servicer does not exercise its option to purchase the Receivables.

                                   Aggregate                                Remaining Term
                                  Outstanding                  Seasoning     to Maturity
Pool                           Principal Balance     APR      (in Months)    (in Months)
----                           -----------------     ---      -----------    -----------
1                               $  5,284,795.83    15.086%        11              29
2                               $ 19,736,233.40    16.203%        13              44
3                               $ 99,251,132.53    13.153%         8              55
4                               $ 75,676,425.34    12.933%         9              65
5                               $100,051,412.90    11.485%         4              70
          Total                 $300,000,000.00    12.776%         6              61

     The ABS Table indicates, based on the assumptions set forth above, the percentages of the initial principal amount of each Class of Notes that would be outstanding after each of the Distribution Dates shown at various percentages of ABS and the corresponding weighted average lives of such Notes. The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of Receivables could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each Class of Notes.

--------------------------------------------------------------------------------
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

      Percent of Initial Note Principal Balance at Various ABS Percentages

                                              Class A-1 Notes(1)                       Class A-2 Notes(2)
Distribution Date                    0.50%     1.00%    1.50%     2.00%    0.50%     1.00%    1.50%     2.00%
Closing Date                        100.00    100.00   100.00    100.00   100.00    100.00   100.00    100.00
01/20/02                             90.61     87.59    84.31     80.74   100.00    100.00   100.00    100.00
02/20/02                             81.21     75.25    68.77     61.72   100.00    100.00   100.00    100.00
03/20/02                             71.82     62.98    53.40     42.95   100.00    100.00   100.00    100.00
04/20/02                             62.42     50.79    38.18     24.44   100.00    100.00   100.00    100.00
05/20/02                             53.02     38.68    23.13      6.18   100.00    100.00   100.00    100.00
06/20/02                             43.62     26.65     8.25      0.00   100.00    100.00   100.00     91.28
07/20/02                             34.22     14.70     0.00      0.00   100.00    100.00    95.22     78.19
08/20/02                             24.82      2.83     0.00      0.00   100.00    100.00    84.49     65.31
09/20/02                             15.42      0.00     0.00      0.00   100.00     93.39    73.88     52.63
10/20/02                              6.02      0.00     0.00      0.00   100.00     84.76    63.41     40.16
11/20/02                              0.00      0.00     0.00      0.00    97.51     76.19    53.07     27.90
12/20/02                              0.00      0.00     0.00      0.00    90.57     67.68    42.88     15.85
01/20/03                              0.00      0.00     0.00      0.00    83.63     59.25    32.82      4.03
02/20/03                              0.00      0.00     0.00      0.00    76.70     50.88    22.90      0.00
03/20/03                              0.00      0.00     0.00      0.00    69.77     42.59    13.13      0.00
04/20/03                              0.00      0.00     0.00      0.00    62.84     34.36     3.51      0.00
05/20/03                              0.00      0.00     0.00      0.00    55.92     26.21     0.00      0.00
06/20/03                              0.00      0.00     0.00      0.00    49.00     18.14     0.00      0.00
07/20/03                              0.00      0.00     0.00      0.00    42.08     10.14     0.00      0.00
08/20/03                              0.00      0.00     0.00      0.00    35.16      2.22     0.00      0.00
09/20/03                              0.00      0.00     0.00      0.00    28.25      0.00     0.00      0.00
10/20/03                              0.00      0.00     0.00      0.00    21.35      0.00     0.00      0.00
11/20/03                              0.00      0.00     0.00      0.00    14.45      0.00     0.00      0.00
12/20/03                              0.00      0.00     0.00      0.00     7.56      0.00     0.00      0.00
01/20/04                              0.00      0.00     0.00      0.00     0.67      0.00     0.00      0.00
02/20/04                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
03/20/04                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
04/20/04                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
05/20/04                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
06/20/04                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
07/20/04                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
08/20/04                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
09/20/04                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
10/20/04                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
11/20/04                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
12/20/04                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
01/20/05                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
02/20/05                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
03/20/05                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
04/20/05                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
05/20/05                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
06/20/05                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
07/20/05                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
08/20/05                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
09/20/05                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
10/20/05                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
11/20/05                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
12/20/05                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
01/20/06                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
02/20/06                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
03/20/06                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
04/20/06                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
05/20/06                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
06/20/06                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
07/20/06                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
08/20/06                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
09/20/06                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
10/20/06                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
11/20/06                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
12/20/06                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
01/20/07                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
02/20/07                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
03/20/07                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
04/20/07                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
05/20/07                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
06/20/07                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
07/20/07                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
08/20/07                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
09/20/07                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00
10/20/07                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00

Weighted Average Life to
Maturity (Years) (5)(6)               0.51      0.40     0.33      0.28     1.55      1.24     1.01      0.83


--------------------------------------------------------------------------------
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

      Percent of Initial Note Principal Balance at Various ABS Percentages

                                               Class A-3 Notes(3)                       Class A-4 Notes(4)
Distribution Date                    0.50%     1.00%    1.50%     2.00%    0.50%     1.00%    1.50%     2.00%
Closing Date                        100.00    100.00   100.00    100.00   100.00    100.00   100.00    100.00
01/20/02                            100.00    100.00   100.00    100.00   100.00    100.00   100.00    100.00
02/20/02                            100.00    100.00   100.00    100.00   100.00    100.00   100.00    100.00
03/20/02                            100.00    100.00   100.00    100.00   100.00    100.00   100.00    100.00
04/20/02                            100.00    100.00   100.00    100.00   100.00    100.00   100.00    100.00
05/20/02                            100.00    100.00   100.00    100.00   100.00    100.00   100.00    100.00
06/20/02                            100.00    100.00   100.00    100.00   100.00    100.00   100.00    100.00
07/20/02                            100.00    100.00   100.00    100.00   100.00    100.00   100.00    100.00
08/20/02                            100.00    100.00   100.00    100.00   100.00    100.00   100.00    100.00
09/20/02                            100.00    100.00   100.00    100.00   100.00    100.00   100.00    100.00
10/20/02                            100.00    100.00   100.00    100.00   100.00    100.00   100.00    100.00
11/20/02                            100.00    100.00   100.00    100.00   100.00    100.00   100.00    100.00
12/20/02                            100.00    100.00   100.00    100.00   100.00    100.00   100.00    100.00
01/20/03                            100.00    100.00   100.00    100.00   100.00    100.00   100.00    100.00
02/20/03                            100.00    100.00   100.00     93.80   100.00    100.00   100.00    100.00
03/20/03                            100.00    100.00   100.00     84.49   100.00    100.00   100.00    100.00
04/20/03                            100.00    100.00   100.00     75.37   100.00    100.00   100.00    100.00
05/20/03                            100.00    100.00    95.12     66.44   100.00    100.00   100.00    100.00
06/20/03                            100.00    100.00    87.49     57.70   100.00    100.00   100.00    100.00
07/20/03                            100.00    100.00    79.98     49.17   100.00    100.00   100.00    100.00
08/20/03                            100.00    100.00    72.61     40.83   100.00    100.00   100.00    100.00
09/20/03                            100.00     95.40    65.37     32.71   100.00    100.00   100.00    100.00
10/20/03                            100.00     89.05    58.27     24.79   100.00    100.00   100.00    100.00
11/20/03                            100.00     82.76    51.30     17.09   100.00    100.00   100.00    100.00
12/20/03                            100.00     76.55    44.47      9.60   100.00    100.00   100.00    100.00
01/20/04                            100.00     70.40    37.79      2.34   100.00    100.00   100.00    100.00
02/20/04                             94.91     64.33    31.25      0.00   100.00    100.00   100.00     94.61
03/20/04                             89.28     58.33    24.85      0.00   100.00    100.00   100.00     86.82
04/20/04                             83.66     52.40    18.61      0.00   100.00    100.00   100.00     79.28
05/20/04                             78.05     46.55    12.52      0.00   100.00    100.00   100.00     72.02
06/20/04                             72.64     40.94     6.69      0.00   100.00    100.00   100.00     65.09
07/20/04                             67.24     35.41     1.01      0.00   100.00    100.00   100.00     58.44
08/20/04                             61.85     29.95     0.00      0.00   100.00    100.00    94.84     52.05
09/20/04                             56.46     24.57     0.00      0.00   100.00    100.00    88.70     45.93
10/20/04                             51.08     19.26     0.00      0.00   100.00    100.00    82.73     40.10
11/20/04                             45.71     14.04     0.00      0.00   100.00    100.00    76.95     34.55
12/20/04                             40.36      8.91     0.00      0.00   100.00    100.00    71.36     29.29
01/20/05                             35.00      3.86     0.00      0.00   100.00    100.00    65.96     24.32
02/20/05                             29.66      0.00     0.00      0.00   100.00     98.73    60.76     19.77
03/20/05                             24.33      0.00     0.00      0.00   100.00     93.15    55.75     15.48
04/20/05                             19.01      0.00     0.00      0.00   100.00     87.67    50.94     11.46
05/20/05                             13.71      0.00     0.00      0.00   100.00     82.29    46.34      7.72
06/20/05                              8.41      0.00     0.00      0.00   100.00     77.02    41.94      5.26
07/20/05                              3.12      0.00     0.00      0.00   100.00     71.85    37.75      3.82
08/20/05                              0.00      0.00     0.00      0.00    97.54     66.80    33.78      2.47
09/20/05                              0.00      0.00     0.00      0.00    92.09     62.22    30.15      1.19
10/20/05                              0.00      0.00     0.00      0.00    86.66     57.75    26.71      0.00
11/20/05                              0.00      0.00     0.00      0.00    81.24     53.37    23.48      0.00
12/20/05                              0.00      0.00     0.00      0.00    75.83     49.11    20.44      0.00
01/20/06                              0.00      0.00     0.00      0.00    70.45     44.95    17.61      0.00
02/20/06                              0.00      0.00     0.00      0.00    65.08     40.89    14.98      0.00
03/20/06                              0.00      0.00     0.00      0.00    59.72     36.95    12.57      0.00
04/20/06                              0.00      0.00     0.00      0.00    54.39     33.12    10.37      0.00
05/20/06                              0.00      0.00     0.00      0.00    49.07     29.41     8.39      0.00
06/20/06                              0.00      0.00     0.00      0.00    43.78     25.81     6.64      0.00
07/20/06                              0.00      0.00     0.00      0.00    38.50     22.33     5.10      0.00
08/20/06                              0.00      0.00     0.00      0.00    35.39     20.16     3.94      0.00
09/20/06                              0.00      0.00     0.00      0.00    32.30     18.06     2.90      0.00
10/20/06                              0.00      0.00     0.00      0.00    29.22     16.03     2.08      0.00
11/20/06                              0.00      0.00     0.00      0.00    26.15     14.07     1.51      0.00
12/20/06                              0.00      0.00     0.00      0.00    23.09     12.18     1.00      0.00
01/20/07                              0.00      0.00     0.00      0.00    20.05     10.37     0.57      0.00
02/20/07                              0.00      0.00     0.00      0.00    17.03      8.63     0.20      0.00
03/20/07                              0.00      0.00     0.00      0.00    14.02      6.97     0.00      0.00
04/20/07                              0.00      0.00     0.00      0.00    11.02      5.39     0.00      0.00
05/20/07                              0.00      0.00     0.00      0.00     8.04      3.88     0.00      0.00
06/20/07                              0.00      0.00     0.00      0.00     6.41      3.02     0.00      0.00
07/20/07                              0.00      0.00     0.00      0.00     4.80      2.20     0.00      0.00
08/20/07                              0.00      0.00     0.00      0.00     3.19      1.42     0.00      0.00
09/20/07                              0.00      0.00     0.00      0.00     1.59      0.69     0.00      0.00
10/20/07                              0.00      0.00     0.00      0.00     0.00      0.00     0.00      0.00

Weighted Average Life to
Maturity (Years) (5)(6)               2.91      2.45     2.01      1.65     4.56      4.15     3.52      2.81
Weighted Average Life to Call
(Years) (5)(7)                        2.91      2.45     2.01      1.65     4.36      3.92     3.33      2.68
Month of Optional Purchase (7)         N/A       N/A      N/A       N/A    08/06     03/06    08/05     11/04

--------------------------------------------------------------------------------
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.

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(1)  The Class A-1 Final Scheduled Distribution Date is the December 20, 2002
     Distribution Date; payment of interest and principal in full of the Class A-1 Notes on such date is guaranteed by the Note Policy to the extent described herein.

(2) The Class A-2 Final Scheduled Distribution Date is the August 20, 2004 Distribution Date; payment of interest and principal in full of the Class A-2 Notes on such date is guaranteed by the Note Policy to the extent described herein.

(3) The Class A-3 Final Scheduled Distribution Date is the February 20, 2006 Distribution Date; payment of interest and principal in full of the Class A-3 Notes on such date is guaranteed by the Note Policy to the extent described herein.

(4) The Class A-4 Final Scheduled Distribution Date is the July 20, 2009 Distribution Date; payment of interest and principal in full of the Class A-4 Notes on such date is guaranteed by the Note Policy to the extent described herein.

(5) The weighted average life of the Notes is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Distribution Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

(6) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

(7) This calculation assumes that the Servicer exercises its option to purchase the Receivables.



















--------------------------------------------------------------------------------
This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Salomon Smith Barney Inc. immediately.